UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2004

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

0-12896

(Commission File Number)

Virginia                                                 54-1265373

      (State of incorporation)                                      (I.R.S. Employer Identification No.)

  1 West Mellen Street, Hampton, Virginia      23663

                     (Address of principal executive offices)           (Zip Code)

(757) 728-1200

(Registrant’s telephone number, including area code)

Item 5.   Other Events and Regulation FD Disclosure

An error was discovered in the 2004 proxy statement dated March 29, 2004. A statement was issued on June 3, 2004 to notify interested parties of the error.

The statement is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD POINT FINANCIAL CORPORATION
Registrant

/s/Robert F. Shuford
Chairman of the Board
President and Chief Executive Officer

Dated: June 3, 2004